Exhibit 10.11

Article 1 The debtor (including the joint debtor in the case of joint borrowing, the same hereinafter) approved the provisions of the Shinkin Bank Transaction Agreement and this Agreement, and borrowed money from the Bank of Korea in accordance with the following borrowing guidelines, and received it confirmed. In addition, the guarantor is entrusted by the debtor to approve the loan terms and regulations, and assumes the guarantee obligation for all debts borne by the debtor under this contract. The debtor and guarantor agree that this contract will be concluded and effective upon the delivery of money by the Treasury.

[Borrowing Guidelines]

Borrowed amount	¥50.000.000	Repayment deadline	February 20, 2024
Borrowing and depositing funds	Working capital	Receipt of loans	It depends on the method of depositing money into the deposit account in the name of the debtor.
interest rate	1.700% per annum	However, in the event of a change in financial conditions or other reasonable reasons, the Bank or the Debtor may request the other party to discuss the change to a level that is generally reasonable.
Interest rate straightening method	The Seongnam short-term prime rate is a floating interest rate type based on the base interest rate, and the base interest rate as of the contract date is 1.700%. The interest rate review method is immediately linked (each time it changes). The specific method of revising the interest rate is in accordance with the provisions of the “Special Contract on Interest Rate Review” below.
Interest payment method	The interest payment method is the “deferred payment method”. The first payment will be made on March 20, 2021 and interest will be paid on the 20th of each month thereafter. Interest is calculated based on the principal balance × annual interest rate × 1/12. Interest from the borrowing date to the next interest payment date and interest from the last interest payment date to the due date is less than one month, calculated on a pro-rata basis for 365 days in one year.
Repayment method	The repayment method is “equal principal repayment”. The first installment will be set on March 20,2021 and then on the 20th of each month, 1,389,000 yen will be repaid in installments and paid off on time. However, the final repayment will be 1,385,000 yen.
Damages	If the Company fails to fulfill its obligations under this Agreement, the Company shall pay damages at the rate of 14% per annum against the amount to be paid. In this case, the calculation method is a prorated calculation of 365 days a year. However, there is no penalty for interest, discount fees, or warranty fees.
Repayment Account	Trading Store	Deposit Type	Account Number	Account Holder
	Jiyugaoka Branch	Ordinary Deposit	1-020-447186	Company

Automatic payment of principal and interest repayment amount, etc.

(Deposit and Refund of Repayment)

1. Since the principal and interest of the above repayment will be deposited into the deposit account in the name of the debtor by the prescribed repayment date (the next business day in the case of a holiday) on the prescribed repayment date, please deduct the repayment principal and interest from this deposit account on behalf of the debtor on the repayment date without any notice each time, and apply it to the repayment of this debt.

2. If the balance of the deposit is less than the amount equivalent to the repayment principal and interest for the month, there is no objection even if the full amount is deemed not to be paid, or even if the amount is deducted from the treasury and appropriated as part of the repayment principal and interest. In addition, if there is no payment on the prescribed repayment date and the repayment principal and interest are satisfied in the deposit account at a later date, please debit it in accordance with the above 1.

3. Regardless of the provisions of the Savings Deposit Regulations or the Current Account Regulations of the Treasury Bank, the submission of the savings passbook and the same refund request or the drawing of checks shall be omitted. In addition, after the Bank of Japan performs the transfer procedure in this way, the debtor bears all the responsibilities arising from this, regardless of the circumstances, and does not cause any inconvenience to the Bank.

4. Even if you pay damages, please handle them in accordance with the above 1 along with the repayment principal and interest.

5. In addition to the prescribed principal and interest repayment amount stipulated in this paragraph, the principal and interest repayment in the event of voluntary repayment shall be based on the amount approved by the Bank.

6. Depending on the convenience of your bank, you may be able to take a repayment method other than automatic transfer.

Article 2 “If any of the following events occur against the debtor, even if there is no notice from the Bank, the debtor will naturally lose the benefit of the time limit for the debt due to this agreement and immediately repay the debt.

(1)  When there is a petition for suspension of payment, commencement of bankruptcy proceedings, commencement of civil rehabilitation proceedings, commencement of corporate reorganization proceedings, or commencement of special liquidation;

(2)  When the transaction is suspended by a clearing house or an electronic receivables record institution.

(3)  When an order or notice of provisional seizure, preservation seizure, or seizure is sent for the debtor’s or guarantor’s deposits or other receivables against the Treasury.

(4)  When the Bank becomes aware that the whereabouts of the debtor have become unknown to the Bank due to reasons for which the debtor must be responsible, such as failure to notify the change of address.

2. In each of the following cases, the debt under this agreement will be forfeited at the request of the Treasury and the debt will be repaid immediately.

(1)  When the debtor delays in performing even part of the debt.

(2)  When there is a seizure of the object of collateral or the commencement of auction proceedings.

(3)  When the debtor violates the transaction agreement with the Treasury.

(4)  When the debtor has defaulted on the bill pertaining to the withdrawal or underwriting, and the electronic record receivables in which the debtor is the debtor in the accrual record become insolvent (limited to cases where the default or insolvency occurs within 6 months).

(5)  When the guarantor falls under any of the items of the preceding paragraph or this paragraph;

(6)  In addition to the preceding items, when a reasonable reason requiring the preservation of receivables arises;

3. In the case of the preceding paragraph, if the claim or notice is delayed or not delivered due to reasons for which the debtor or guarantor is responsible, such as the debtor or guarantor’s failure to report the change of address, or the debtor or guarantor does not receive the claim or notice from the Treasury, the benefit of the time limit shall be lost when it should normally have arrived.

Article 3 The debtor or guarantor shall not be a person who has ceased to be an organized crime group, a member of an organized crime group, a person who has not been a member of an organized crime group for less than 5 years, a quasi-member of an organized crime group, an organized crime group-related company, a general meeting house, etc., a social movement, etc., or a special intelligence violent group, etc., or any other person equivalent to these (hereinafter referred to as “organized crime group members, etc.”); and represents that it does not fall under any of the following items, and undertakes not to apply in the future.

(1)  Having a relationship in which it is recognized that the members of the organized crime group control the management.

(2)  Having a relationship in which it is recognized that the members of the organized crime group are actually involved in management.

(3)  Have a relationship that is recognized as unfairly using gang members, etc., for the purpose of seeking unfair benefits for oneself, the company, or a third party, or for the purpose of causing damage to a third party.

(4)  Have a relationship that is recognized as being involved in providing funds, etc. to organized crime group members, etc., or providing convenience.

(5)  An officer or a person substantially involved in management has a socially reprehensible relationship with an organized crime group member, etc.

2. The debtor or guarantor undertakes not to engage in any of the following acts by itself or by using a third party.

(1)  Violent demands

(2)  Unreasonable demands beyond legal responsibility;

(3)  Acts that threaten or use violence in relation to transactions.

(4)  Acts that spread rumors, use deception or force to damage the credibility of the Bank, or interfere with the business of the Bank.

(5)  Other acts equivalent to the preceding items.

3. If it is found that the debtor or guarantor has committed any act falling under any of the items of Paragraph 1 or any of the items of the preceding paragraph, or has made a false declaration regarding a representation or commitment based on the provisions of Paragraph 1, and it is inappropriate to continue dealing with the debtor, the debtor shall lose the benefit of the time limit of all debts to the Bank as soon as the Bank of Korea makes a claim. Pay off your debts immediately.

In this case, if the claim or notice is delayed or not delivered due to reasons for which the debtor or guarantor is responsible, such as the debtor’s or guarantor’s failure to notify the change of address, or the debtor’s or guarantor’s failure to receive a claim or notice from the Treasury, the benefit of the deadline shall be deemed to have been lost when it should normally have arrived.

4. The Bank shall not make any claim against the Safe Bank in the event that damage is incurred to the debtor or guarantor due to the application of the provisions of the preceding paragraph, or if damage is incurred to the debtor or guarantor due to the application of the provisions of the preceding paragraph. In addition, if damage occurs to your safe, the debtor or guarantor will be responsible for it.

Article 4 If the deadline arrives or if a debt to the Bank must be repaid pursuant to Article 2 or the preceding Article, the Bank may set off the debt against the debtor’s deposits, time deposits or other claims at any time, regardless of the time limit of the claim.

2. If the offset of the preceding paragraph can be made, the Bank may omit the prior notice and prescribed procedures and receive deposits, etc. on behalf of the debtor, and apply it to repay the debt. In this case, the Bank shall notify the debtor of the result of the appropriation.

3. In the case of the case pursuant to Paragraph 1 or Paragraph 2, the calculation of interest, discounts, damages, liquidation fees, etc. of receivables and liabilities shall be until the date of execution of the calculation, and if there is no other provision, the interest rate or rate shall be subject to the regulations of the Treasury. The foreign exchange rate shall be applied to the market rate at the time of calculation of the Bank.

Article 4-2 The debtor may offset the debtor’s deposits, time savings accounts, and other receivables in the repayment period with the debtor’s debt to the treasury, even if the debt is not due.

2.  If the debtor offsets the discounted bill before maturity or the discounted electronic record receivables before the payment due date in accordance with the preceding paragraph, the debtor may bear the repurchase obligation of the amount stated on the bill or the amount of the receivables in the electronic record receivables to offset it. However, the Bank cannot offset discounted notes or discounted electronic record receivables that are being retransferred by the Treasury.

3.  Notwithstanding the provisions of the preceding two paragraphs, the debtor shall not be able to offset receivables or liabilities denominated in foreign currency or non-resident yen accounts unless they are due for repayment and the procedures prescribed by laws and regulations related to foreign exchange have been completed.

4.  In the event that the debtor offsets in accordance with the preceding three paragraphs, the notice of offset shall be in writing, and the offset deposits, fixed deposits, liquidation funds, and other certificates of receivables and passbooks shall be immediately submitted to the Treasury with a notification seal.

5.  The calculation of interest, discounts, damages, etc. of receivables and obligations in the event of an offset by the debtor shall be until the date of receipt of the notice of set-off, and the interest rate and rate shall be determined by the debtor in the absence of a separate provision between the debtor and the Treasury. The foreign exchange rate shall be applied to the market rate at the time of calculation of the Bank.

Article 5 If the Bank of Japan offsets or allocates a refund, the Debtor shall bear other obligations to the Bank of Japan in addition to the debts under this Agreement, and if it is not enough to extinguish the full amount of these debts, the Bank shall appropriate them in such order as the Bank deems appropriate, and notify the Debtor. In this case, the debtor shall not object to the appropriation.

Article 5-2 If the debtor repays or offsets under Article 4-2, the debtor shall bear debts to the Treasury in addition to the debts under this contract, and “if it is insufficient to extinguish the full amount of these debts, it may be appropriated by the order specified by the debtor.”

2.  If the debtor does not specify in paragraph 1, the debtor may appropriate the appropriation in such order as the bank deems appropriate, and the debtor shall not object to the appropriation.

3.  If the designation in Paragraph 1 is likely to interfere with the preservation of the receivables of the Bank, the Bank may make the funds in the order specified by the Bank of Korea, taking into account the collateral, the presence or absence of guarantees, the severity of the guarantee, the difficulty of disposal, the length of the repayment period, and the expected settlement of discounted bills or discounted electronic record receivables. In this case, the Treasury shall notify the debtor of the order and result of the appropriation.

4.  In the case of appropriation by the Bank pursuant to Paragraphs 2 or 3, the Bank may specify the order method as the debtor is deemed to have reached the due date, the repurchase obligation for the discounted bill before maturity, the repurchase obligation for the discounted electronic record receivables before the payment date, and the prior claim obligation for the debt guarantee.

Article 6 The guarantor shall, entrusted by the debtor, jointly and severally bear the guarantee obligations with the debtor for the loan as described in the loan instructions described in the loan instructions written in this contract, as well as the interest, damages, liquidation fees, and other debts incidental to the loan, and shall comply with this agreement for the performance thereof. The guarantor shall be jointly and severally liable with the debtor for the remaining amount of the debtor’s debt as long as it exists, regardless of the amount of repayment from the debtor, other guarantors or other third parties, collateral collection, or other collection of the treasury.

2.  If the guarantor has any other guarantees for the transaction between the debtor and the Treasury, the guarantee shall not be changed by this guarantee agreement, and if the guarantor has other extremely specified guarantees, the amount of this guarantee shall be added to the extreme amount of the guarantee. The same applies if the guarantor guarantees the transaction between the debtor and the safe bank in the future.

3.  The guarantor shall not claim exemption even if the Bank changes or cancels the collateral or other guarantees for its convenience.

4.  If the guarantor performs the guarantee obligation, the security interest acquired from the Treasury by subrogation shall be shared between the guarantor and the Treasury due to the existence of the debtor’s obligation under this contract or the existence of other secured receivables of the Treasury, and if the debtor under another contract guaranteed by the guarantor remains, Without the consent of the Bank, the guarantor shall not exercise this. If the Bank deems it necessary, the Bank will transfer the right or rank to the Bank free of charge.

5.  The Bank shall receive repayment of the security interests shared by the guarantor and the Bank in accordance with the preceding paragraph.

6.  The guarantor shall not offset the debtor’s deposits, fixed deposits, or other receivables against the debtor’s treasury.

Article 7 The guarantor shall comply with the “Guidelines for Management Guarantees” (including revisions after publication) published by the “Guidelines Study Group on Management Guarantees” (secretariat of the Japan Bankers Association and the Japan Chamber of Commerce and Industry) on December 5, 25. Hereinafter referred to as the “Guidelines”. In the event of a request for liquidation in accordance with the Guidelines, the Bank will endeavor to respond to the arrangement in accordance with the guidelines.

Article 8 When the debtor and guarantor receive a request from the Treasury, they shall immediately take the necessary steps to prepare a notarized deed that approves the debt and approves compulsory execution by this agreement. The costs incurred for this are jointly borne by the debtor and the guarantor.

Article 9

1.  The Debtor and the Guarantor agree that the laws of Japan shall be governing the transactions under this Agreement.

2.  The Debtor and the Guarantor agree that the court having jurisdiction over the location of the Gui Bank Head Office shall be the competent court when litigation arises in relation to this Agreement.

Article 10 In the event that part or all of the loans under this Agreement Contract are repaid before the due date, or when the repayment method is changed, the following provisions shall apply:

(1)  The debtor shall pay the fee prescribed by the Bank.

(2)  The day on which the debtor can repay this debt ahead of the due date shall be the monthly repayment date specified in the Loan Guidelines (the next business day if it is a holiday), and in this case, the debtor shall notify the Bank at least 10 days before the early repayment date.

(3)  In the case of partial early repayment, the amount that can be repaid early shall be the total amount of the monthly repayment principal following the early repayment date.

Article 11 If the Bank of Korea has taken due care to check the seal used in the various notifications and other documents related to this transaction with the seal of this Agreement or the notification seal of the designated account, and has recognized that there is no difference, the Bank shall not be liable for any damages caused by forgery, alteration, or other accidents in such documents.

Article 12 When the Bank makes a request for performance against one of the guarantors, it shall also take effect on the debtor and other guarantors.

(Special Contract on Joint and Several Debts)

In the case of joint and several debts, in addition to the above provisions, the following shall apply:

1. When the Bank makes a request for performance against each debtor or guarantor, it shall also take effect on the other debtors and guarantors.

2. It is sufficient for the Bank to give notice to the debtor from the Bank to one of the debtors, and it is not necessary to give it to everyone.

3. Each debtor shall not offset any deposits, fixed deposits or other receivables of other debtors against the Treasury.

4. Each debtor shall not claim exemption even if the Bank changes or cancels the collateral provided by other debtors for its own convenience.

5. If any of the debtors performs this obligation, the rights acquired from the Bank by subrogation shall not be exercised without the consent of the Bank during the continuation of transactions between the other debtors and the Bank.

6. Each debtor agrees that the repayment by the method specified in Article 1 will also be repayment to a debtor other than the account holder.

About the “Guidelines for Management Guarantees”

The “Guidelines for Management Guarantees” (hereinafter referred to as the “Guidelines”) are the “Guidelines for Management Guarantees” (secretariat organized by the Japan Bankers Association and the Japan Chamber of Commerce and Industry) as a rule for fair and prompt consolidation of guarantee debts in the management guarantee (individual guarantees by small and medium-sized enterprise managers, etc.), and for the purpose of fairly and promptly consolidating guarantee debts in the main debt consolidation phase. It was formulated by .

The Bank will handle management guarantees in compliance with the guidelines.

1. Management guarantees play a role in contributing to the facilitation of financing for small and medium-sized enterprises from the perspective of supplementing the creditworthiness of companies and the need to preserve receivables due to lack of information. On the other hand, the guidelines stipulate that if the following points are expected to be met by the principal debtor in the future, financial institutions should consider the possibility of not seeking a management guarantee or the possibility of using a loan method that replaces the function of the management guarantee while comprehensively judging the business situation, use of funds, recoverability, etc. of the principal debtor, taking into account the intention of the principal debtor.

(1)  The business assets of the corporation and the assets and accounting of individual managers are clearly separated.

(2)  The exchange of funds between the corporation and the management (executive compensation, dividends, loans to owners, etc.) does not exceed the socially appropriate range.

(3)  It can be judged that it is possible to repay the loan based on the assets and profitability of the corporation alone.

(4)  Financial information, etc. are provided by the corporation in a timely and appropriate manner.

(5)  There is sufficient physical collateral provided by management, etc.

Therefore, we consider the necessity of management guarantees by comprehensively considering the matters stipulated in the guidelines for each customer.

2. As a general rule, when requesting performance of a guarantee obligation, we will consider the scope of the claim after taking into account the guarantor’s asset status at the time of performance of the guarantee, rather than uniformly requesting the full amount of the guarantee. In addition, if a guarantor requests a consolidation in accordance with the arrangement of guarantee obligations based on the guidelines, the financial institution is required to respond to the arrangement in good faith based on the guidelines, and the guarantee contract of the Bank stipulates that to that effect.

3. If the need for a management guarantee is eliminated, there is a possibility that the warranty contract may be changed or canceled, and the necessity of the management guarantee will be determined again through consultation, etc.

[Special Agreement on Interest Rate Review]

1. How to change and review borrowing interest rates

(1)  The borrowing interest rate stipulated in the [Loan Guidelines] agrees to be raised or lowered by the same amount according to the fluctuation of the base interest rate (Jonan Short-term Prime Rate) set by the Bank.

(2)  In the event that the base interest rate is abolished due to changes in financial conditions or other reasonable reasons, the Company agrees to use the generally accepted interest rate as the base interest rate instead.

2. Review of borrowing interest rate and start date of application of new interest rate

For the immediate linked type, the borrowing interest rate will be changed by the same range each time the base interest rate changes, and the start date of the new interest rate will be the day after the first interest payment date that arrives after the appropriate date two weeks after the base interest rate change date.

3. Change in principal and interest repayment amount

According to the preceding article, the principal and interest repayment amount in the event of a change in the borrowing interest rate is as follows. The principal repayment amount stipulated in the contract certificate will not change, but the amount of interest to be paid will be increased or decreased.

4. Handling of Final Deadlines

After the final repayment amount is reviewed, if there is a portion of the interest accrued and the loan amount remains at the final deadline due to a change in the borrowing interest rate, the loan shall be paid in a lump sum at the final deadline.

5. Change to fixed interest rate

We will not change to a fixed interest rate.

E n d

Article 1 The debtor (including the joint debtor in the case of joint borrowing, the same hereinafter) approved the provisions of the Shinkin Bank Transaction Agreement and this Agreement, and borrowed money from the Bank of Korea in accordance with the following borrowing guidelines, and received it confirmed. In addition, the guarantor is entrusted by the debtor to approve the loan terms and regulations, and assumes the guarantee obligation for all debts borne by the debtor under this contract. The debtor and guarantor agree that this contract will be concluded and effective upon the delivery of money by the Treasury.

The guarantee provided by the Credit Guarantee Association is based on the Credit Guarantee No. 1021051310 of the Tokyo Credit Guarantee Association dated April 2, 2021.

[Borrowing Guidelines]

Borrowed amount	¥100,000,000	Repayment deadline	April 20, 2028
Borrowing and depositing funds	Working capital	Receipt of loans	It depends on the method of depositing money into the deposit account in the name of the debtor.
interest rate	1.800% per year

However, in the event of a change in financial conditions or other reasonable reasons, the Bank or the Debtor may request consultation with the other party on the change to something generally reasonable.

Interest rate straightening method	The borrowing interest rate does not change until the repayment deadline.
Interest payment method

The interest payment method is the “deferred payment method”.

The first installment will be May 20, 2021, and interest will be paid on the 20th of each month thereafter. Interest is calculated based on the principal balance × annual interest rate × 1/12. Interest from the date of borrowing to the next interest payment date and interest from the last interest payment date to the due date is less than one month, calculated on a pro-rata basis as 365 days for one year.

Repayment method

The repayment method is “equal principal repayment”.

May 20, 2022 will be the first installment, and after that, 1,389,000 yen will be repaid in installments on the 20th of each month and paid off on time. However, the final repayment will be 1,381,000 yen.

Damages	In the event of failure to fulfill the obligations under this Agreement, the Company shall pay damages at the rate of 14% per annum against the amount to be paid. In this case, the calculation method is a prorated calculation of 365 days a year. However, no damages will be charged for interest, discounts, or guarantees.
Repayment Account	Trading Store	Deposit Type	Account Number	Account Holder
	Jiyugaoka Branch	Ordinary Deposit	1-020-447186	Company

Automatic payment of principal and interest repayment amount, etc.

(Deposit and Refund of Repayment)

1. Since the principal and interest of the above repayment will be deposited into the deposit account in the name of the debtor by the prescribed repayment date (the next business day in the case of a holiday) on the prescribed repayment date, please deduct the repayment principal and interest from this deposit account on behalf of the debtor on the repayment date without any notice each time, and apply it to the repayment of this debt.

2. If the balance of the deposit is less than the amount equivalent to the repayment principal and interest for the month, there is no objection even if the full amount is deemed not to be paid, or even if the amount is deducted from the treasury and appropriated as part of the repayment principal and interest. In addition, if there is no payment on the prescribed repayment date and the repayment principal and interest are satisfied in the deposit account at a later date, please debit it in accordance with the above 1.

3. Regardless of the provisions of the Savings Deposit Regulations or the Current Account Regulations of the Treasury Bank, the submission of the savings passbook and the same refund request or the drawing of checks shall be omitted. In addition, after the Bank of Japan performs the transfer procedure in this way, the debtor bears all the responsibilities arising from this, regardless of the circumstances, and does not cause any inconvenience to the Bank.

4. Even if you pay damages, please handle them in accordance with the above 1 along with the repayment principal and interest.

5. In addition to the prescribed principal and interest repayment amount stipulated in this paragraph, the principal and interest repayment in the event of voluntary repayment shall be based on the amount approved by the Bank.

6. Depending on the convenience of your bank, you may be able to take a repayment method other than automatic transfer.

Article 2 “If any of the following events occur against the debtor, even if there is no notice from the Bank, the debtor will naturally lose the benefit of the time limit for the debt due to this agreement and immediately repay the debt.

(1)  When there is a petition for suspension of payment, commencement of bankruptcy proceedings, commencement of civil rehabilitation proceedings, commencement of corporate reorganization proceedings, or commencement of special liquidation;

(2)  When the transaction is suspended by a clearing house or an electronic receivables record institution.

(3)  When an order or notice of provisional seizure, preservation seizure, or seizure is sent for the debtor’s or guarantor’s deposits or other receivables against the Treasury.

(4)  When the Bank becomes aware that the whereabouts of the debtor have become unknown to the Bank due to reasons for which the debtor must be responsible, such as failure to notify the change of address.

2. In each of the following cases, the debt under this agreement will be forfeited at the request of the Treasury and the debt will be repaid immediately.

(1)  When the debtor delays in performing even part of the debt.

(2)  When there is a seizure of the object of collateral or the commencement of auction proceedings.

(3)  When the debtor violates the transaction agreement with the Treasury.

(4)  When the debtor has defaulted on the bill pertaining to the withdrawal or underwriting, and the electronic record receivables in which the debtor is the debtor in the accrual record become insolvent (limited to cases where the default or insolvency occurs within 6 months).

(5)  When the guarantor falls under any of the items of the preceding paragraph or this paragraph;

(6)  In addition to the preceding items, when a reasonable reason requiring the preservation of receivables arises;

3. In the case of the preceding paragraph, if the claim or notice is delayed or not delivered due to reasons for which the debtor or guarantor is responsible, such as the debtor or guarantor’s failure to report the change of address, or the debtor or guarantor does not receive the claim or notice from the Treasury, the benefit of the time limit shall be lost when it should normally have arrived.

Article 3 The debtor or guarantor shall not be a person who has ceased to be an organized crime group, a member of an organized crime group, a person who has not been a member of an organized crime group for less than 5 years, a quasi-member of an organized crime group, an organized crime group-related company, a general meeting house, etc., a social movement, etc., or a special intelligence violent group, etc., or any other person equivalent to these (hereinafter referred to as “organized crime group members, etc.”); and represents that it does not fall under any of the following items, and undertakes not to apply in the future.

(1)  Having a relationship in which it is recognized that the members of the organized crime group control the management.

(2)  Having a relationship in which it is recognized that the members of the organized crime group are actually involved in management.

(3)  Have a relationship that is recognized as unfairly using gang members, etc., for the purpose of seeking unfair benefits for oneself, the company, or a third party, or for the purpose of causing damage to a third party.

(4)  Have a relationship that is recognized as being involved in providing funds, etc. to organized crime group members, etc., or providing convenience.

(5)  An officer or a person substantially involved in management has a socially reprehensible relationship with an organized crime group member, etc.

2. The debtor or guarantor undertakes not to engage in any of the following acts by itself or by using a third party.

(1)  Violent demands

(2)  Unreasonable demands beyond legal responsibility;

(3)  Acts that threaten or use violence in relation to transactions.

(4)  Acts that spread rumors, use deception or force to damage the credibility of the Bank, or interfere with the business of the Bank.

(5)  Other acts equivalent to the preceding items.

3. If it is found that the debtor or guarantor has committed any act falling under any of the items of Paragraph 1 or any of the items of the preceding paragraph, or has made a false declaration regarding a representation or commitment based on the provisions of Paragraph 1, and it is inappropriate to continue dealing with the debtor, the debtor shall lose the benefit of the time limit of all debts to the Bank as soon as the Bank of Korea makes a claim. Pay off your debts immediately.

In this case, if the claim or notice is delayed or not delivered due to reasons for which the debtor or guarantor is responsible, such as the debtor’s or guarantor’s failure to notify the change of address, or the debtor’s or guarantor’s failure to receive a claim or notice from the Treasury, the benefit of the deadline shall be deemed to have been lost when it should normally have arrived.

4. The Bank shall not make any claim against the Safe Bank in the event that damage is incurred to the debtor or guarantor due to the application of the provisions of the preceding paragraph, or if damage is incurred to the debtor or guarantor due to the application of the provisions of the preceding paragraph. In addition, if damage occurs to your safe, the debtor or guarantor will be responsible for it.

Article 4 If the deadline arrives or if a debt to the Bank must be repaid pursuant to Article 2 or the preceding Article, the Bank may set off the debt against the debtor’s deposits, time deposits or other claims at any time, regardless of the time limit of the claim.

2.  If the offset of the preceding paragraph can be made, the Bank may omit the prior notice and prescribed procedures and receive deposits, etc. on behalf of the debtor, and apply it to repay the debt. In this case, the Bank shall notify the debtor of the result of the appropriation.

3.  In the case of the case pursuant to Paragraph 1 or Paragraph 2, the calculation of interest, discounts, damages, liquidation fees, etc. of receivables and liabilities shall be until the date of execution of the calculation, and if there is no other provision, the interest rate or rate shall be subject to the regulations of the Treasury. The foreign exchange rate shall be applied to the market rate at the time of calculation of the Bank.

Article 4-2 The debtor may offset the debtor’s deposits, time savings accounts, and other receivables in the repayment period with the debtor’s debt to the treasury, even if the debt is not due.

2.  If the debtor offsets the discounted bill before maturity or the discounted electronic record receivables before the payment due date in accordance with the preceding paragraph, the debtor may bear the repurchase obligation of the amount stated on the bill or the amount of the receivables in the electronic record receivables to offset it. However, the Bank cannot offset discounted notes or discounted electronic record receivables that are being retransferred by the Treasury.

3.  Notwithstanding the provisions of the preceding two paragraphs, the debtor shall not be able to offset receivables or liabilities denominated in foreign currency or non-resident yen accounts unless they are due for repayment and the procedures prescribed by laws and regulations related to foreign exchange have been completed.

4.  In the event that the debtor offsets in accordance with the preceding three paragraphs, the notice of offset shall be in writing, and the offset deposits, fixed deposits, liquidation funds, and other certificates of receivables and passbooks shall be immediately submitted to the Treasury with a notification seal.

5.  The calculation of interest, discounts, damages, etc. of receivables and obligations in the event of an offset by the debtor shall be until the date of receipt of the notice of set-off, and the interest rate and rate shall be determined by the debtor in the absence of a separate provision between the debtor and the Treasury. The foreign exchange rate shall be applied to the market rate at the time of calculation of the Bank.

Article 5 If the Bank of Japan offsets or allocates a refund, the Debtor shall bear other obligations to the Bank of Japan in addition to the debts under this Agreement, and if it is not enough to extinguish the full amount of these debts, the Bank shall appropriate them in such order as the Bank deems appropriate, and notify the Debtor. In this case, the debtor shall not object to the appropriation.

Article 5-2 If the debtor repays or offsets under Article 4-2, the debtor shall bear debts to the Treasury in addition to the debts under this contract, and “if it is insufficient to extinguish the full amount of these debts, it may be appropriated by the order specified by the debtor.”

2.  If the debtor does not specify in paragraph 1, the debtor may appropriate the appropriation in such order as the bank deems appropriate, and the debtor shall not object to the appropriation.

3.  If the designation in Paragraph 1 is likely to interfere with the preservation of the receivables of the Bank, the Bank may make the funds in the order specified by the Bank of Korea, taking into account the collateral, the presence or absence of guarantees, the severity of the guarantee, the difficulty of disposal, the length of the repayment period, and the expected settlement of discounted bills or discounted electronic record receivables. In this case, the Treasury shall notify the debtor of the order and result of the appropriation.

4.  In the case of appropriation by the Bank pursuant to Paragraphs 2 or 3, the Bank may specify the order method as the debtor is deemed to have reached the due date, the repurchase obligation for the discounted bill before maturity, the repurchase obligation for the discounted electronic record receivables before the payment date, and the prior claim obligation for the debt guarantee.

Article 6 The guarantor shall, entrusted by the debtor, jointly and severally bear the guarantee obligations with the debtor for the loan as described in the loan instructions described in the loan instructions written in this contract, as well as the interest, damages, liquidation fees, and other debts incidental to the loan, and shall comply with this agreement for the performance thereof. The guarantor shall be jointly and severally liable with the debtor for the remaining amount of the debtor’s debt as long as it exists, regardless of the amount of repayment from the debtor, other guarantors or other third parties, collateral collection, or other collection of the treasury.

2.  If the guarantor has any other guarantees for the transaction between the debtor and the Treasury, the guarantee shall not be changed by this guarantee agreement, and if the guarantor has other extremely specified guarantees, the amount of this guarantee shall be added to the extreme amount of the guarantee. The same applies if the guarantor guarantees the transaction between the debtor and the safe bank in the future.

3.  The guarantor shall not claim exemption even if the Bank changes or cancels the collateral or other guarantees for its convenience.

4.  If the guarantor performs the guarantee obligation, the security interest acquired from the Treasury by subrogation shall be shared between the guarantor and the Treasury due to the existence of the debtor’s obligation under this contract or the existence of other secured receivables of the Treasury, and if the debtor under another contract guaranteed by the guarantor remains, Without the consent of the Bank, the guarantor shall not exercise this. If the Bank deems it necessary, the Bank will transfer the right or rank to the Bank free of charge.

5.  The Bank shall receive repayment of the security interests shared by the guarantor and the Bank in accordance with the preceding paragraph.

6.  The guarantor shall not offset the debtor’s deposits, fixed deposits, or other receivables against the debtor’s treasury.

Article 7 The guarantor shall comply with the “Guidelines for Management Guarantees” (including revisions after publication) published by the “Guidelines Study Group on Management Guarantees” (secretariat of the Japan Bankers Association and the Japan Chamber of Commerce and Industry) on December 5, 25. Hereinafter referred to as the “Guidelines”. In the event of a request for liquidation in accordance with the Guidelines, the Bank will endeavor to respond to the arrangement in accordance with the guidelines.

Article 8 When the debtor and guarantor receive a request from the Treasury, they shall immediately take the necessary steps to prepare a notarized deed that approves the debt and approves compulsory execution by this agreement. The costs incurred for this are jointly borne by the debtor and the guarantor.

Article 9

1.  The Debtor and the Guarantor agree that the laws of Japan shall be governing the transactions under this Agreement.

2.  The Debtor and the Guarantor agree that the court having jurisdiction over the location of the Gui Bank Head Office shall be the competent court when litigation arises in relation to this Agreement.

Article 10 In the event that part or all of the loans under this Agreement Contract are repaid before the due date, or when the repayment method is changed, the following provisions shall apply:

(1)  The debtor shall pay the fee prescribed by the Bank.

(2)  The day on which the debtor can repay this debt ahead of the due date shall be the monthly repayment date specified in the Loan Guidelines (the next business day if it is a holiday), and in this case, the debtor shall notify the Bank at least 10 days before the early repayment date.

(3)  In the case of partial early repayment, the amount that can be repaid early shall be the total amount of the monthly repayment principal following the early repayment date.

Article 11 If the Bank of Korea has taken due care to check the seal used in the various notifications and other documents related to this transaction with the seal of this Agreement or the notification seal of the designated account, and has recognized that there is no difference, the Bank shall not be liable for any damages caused by forgery, alteration, or other accidents in such documents.

Article 12 When the Bank makes a request for performance against one of the guarantors, it shall also take effect on the debtor and other guarantors.

(Special Contract on Joint and Several Debts)

In the case of joint and several debts, in addition to the above provisions, the following shall apply:

1. When the Bank makes a request for performance against each debtor or guarantor, it shall also take effect on the other debtors and guarantors.

2. It is sufficient for the Bank to give notice to the debtor from the Bank to one of the debtors, and it is not necessary to give it to everyone.

3. Each debtor shall not offset any deposits, fixed deposits or other receivables of other debtors against the Treasury.

4. Each debtor shall not claim exemption even if the Bank changes or cancels the collateral provided by other debtors for its own convenience.

5. If any of the debtors performs this obligation, the rights acquired from the Bank by subrogation shall not be exercised without the consent of the Bank during the continuation of transactions between the other debtors and the Bank.

6. Each debtor agrees that the repayment by the method specified in Article 1 will also be repayment to a debtor other than the account holder.

About the “Guidelines for Management Guarantees”

The “Guidelines for Management Guarantees” (hereinafter referred to as the “Guidelines”) are the “Guidelines for Management Guarantees” (secretariat organized by the Japan Bankers Association and the Japan Chamber of Commerce and Industry) as a rule for fair and prompt consolidation of guarantee debts in the management guarantee (individual guarantees by small and medium-sized enterprise managers, etc.), and for the purpose of fairly and promptly consolidating guarantee debts in the main debt consolidation phase. It was formulated by .

The Bank will handle management guarantees in compliance with the guidelines.

1. Management guarantees play a role in contributing to the facilitation of financing for small and medium-sized enterprises from the perspective of supplementing the creditworthiness of companies and the need to preserve receivables due to lack of information. On the other hand, the guidelines stipulate that if the following points are expected to be met by the principal debtor in the future, financial institutions should consider the possibility of not seeking a management guarantee or the possibility of using a loan method that replaces the function of the management guarantee while comprehensively judging the business situation, use of funds, recoverability, etc. of the principal debtor, taking into account the intention of the principal debtor.

(1)  The business assets of the corporation and the assets and accounting of individual managers are clearly separated.

(2)  The exchange of funds between the corporation and the management (executive compensation, dividends, loans to owners, etc.) does not exceed the socially appropriate range.

(3)  It can be judged that it is possible to repay the loan based on the assets and profitability of the corporation alone.

(4)  Financial information, etc. are provided by the corporation in a timely and appropriate manner.

(5)  There is sufficient physical collateral provided by management, etc.

Therefore, we consider the necessity of management guarantees by comprehensively considering the matters stipulated in the guidelines for each customer.

2. As a general rule, when requesting performance of a guarantee obligation, we will consider the scope of the claim after taking into account the guarantor’s asset status at the time of performance of the guarantee, rather than uniformly requesting the full amount of the guarantee. In addition, if a guarantor requests a consolidation in accordance with the arrangement of guarantee obligations based on the guidelines, the financial institution is required to respond to the arrangement in good faith based on the guidelines, and the guarantee contract of the Bank stipulates that to that effect.

3. If the need for a management guarantee is eliminated, there is a possibility that the warranty contract may be changed or canceled, and the necessity of the management guarantee will be determined again through consultation, etc.

E n d

Article 1 The debtor (including the joint debtor in the case of joint borrowing, the same hereinafter) approved the provisions of the Shinkin Bank Transaction Agreement and this Agreement, and borrowed money from the Bank of Korea in accordance with the following borrowing guidelines, and received it confirmed. In addition, the guarantor is entrusted by the debtor to approve the loan terms and regulations, and assumes the guarantee obligation for all debts borne by the debtor under this contract. The debtor and guarantor agree that this contract will be concluded and effective upon the delivery of money by the Treasury.

The guarantee provided by the Credit Guarantee Association is based on the Credit Guarantee No. 1021051310 of the Tokyo Credit Guarantee Association dated April 2, 2021.

[Borrowing Guidelines]

Borrowed amount	¥100,000,000	Repayment deadline	April 20, 2028
Borrowing and depositing funds	Working capital	Receipt of loans	It depends on the method of depositing money into the deposit account in the name of the debtor.
interest rate	1.800% per year	However, in the event of a change in financial conditions or other reasonable reasons, the Bank or the Debtor may request consultation with the other party on the change to something generally reasonable.
Interest rate straightening method	The borrowing interest rate does not change until the repayment deadline.
Interest payment method

The interest payment method is the “deferred payment method”.

The first installment will be May 20, 2021, and interest will be paid on the 20th of each month thereafter. Interest is calculated based on the principal balance × annual interest rate × 1/12. Interest from the date of borrowing to the next interest payment date and interest from the last interest payment date to the due date is less than one month, calculated on a pro-rata basis as 365 days for one year.

Repayment method

The repayment method is “equal principal repayment”.

May 20, 2022 will be the first installment, and after that, 1,389,000 yen will be repaid in installments on the 20th of each month and paid off on time. However, the final repayment will be 1,381,000 yen.

Damages	In the event of failure to fulfill the obligations under this Agreement, the Company shall pay damages at the rate of 14% per annum against the amount to be paid. In this case, the calculation method is a prorated calculation of 365 days a year. However, no damages will be charged for interest, discounts, or guarantees.
Repayment Account	Trading Store	Deposit Type	Account Number	Account Holder
	Jiyugaoka Branch	Ordinary Deposit	1-020-447186	Company

Automatic payment of principal and interest repayment amount, etc.

(Deposit and Refund of Repayment)

1. Since the principal and interest of the above repayment will be deposited into the deposit account in the name of the debtor by the prescribed repayment date (the next business day in the case of a holiday) on the prescribed repayment date, please deduct the repayment principal and interest from this deposit account on behalf of the debtor on the repayment date without any notice each time, and apply it to the repayment of this debt.

2. If the balance of the deposit is less than the amount equivalent to the repayment principal and interest for the month, there is no objection even if the full amount is deemed not to be paid, or even if the amount is deducted from the treasury and appropriated as part of the repayment principal and interest. In addition, if there is no payment on the prescribed repayment date and the repayment principal and interest are satisfied in the deposit account at a later date, please debit it in accordance with the above 1.

3. Regardless of the provisions of the Savings Deposit Regulations or the Current Account Regulations of the Treasury Bank, the submission of the savings passbook and the same refund request or the drawing of checks shall be omitted. In addition, after the Bank of Japan performs the transfer procedure in this way, the debtor bears all the responsibilities arising from this, regardless of the circumstances, and does not cause any inconvenience to the Bank.

4. Even if you pay damages, please handle them in accordance with the above 1 along with the repayment principal and interest.

5. In addition to the prescribed principal and interest repayment amount stipulated in this paragraph, the principal and interest repayment in the event of voluntary repayment shall be based on the amount approved by the Bank.

6. Depending on the convenience of your bank, you may be able to take a repayment method other than automatic transfer.

Article 2 “If any of the following events occur against the debtor, even if there is no notice from the Bank, the debtor will naturally lose the benefit of the time limit for the debt due to this agreement and immediately repay the debt.

(1)  When there is a petition for suspension of payment, commencement of bankruptcy proceedings, commencement of civil rehabilitation proceedings, commencement of corporate reorganization proceedings, or commencement of special liquidation;

(2)  When the transaction is suspended by a clearing house or an electronic receivables record institution.

(3)  When an order or notice of provisional seizure, preservation seizure, or seizure is sent for the debtor’s or guarantor’s deposits or other receivables against the Treasury.

(4)  When the Bank becomes aware that the whereabouts of the debtor have become unknown to the Bank due to reasons for which the debtor must be responsible, such as failure to notify the change of address.

2. In each of the following cases, the debt under this agreement will be forfeited at the request of the Treasury and the debt will be repaid immediately.

(1)  When the debtor delays in performing even part of the debt.

(2)  When there is a seizure of the object of collateral or the commencement of auction proceedings.

(3)  When the debtor violates the transaction agreement with the Treasury.

(4)  When the debtor has defaulted on the bill pertaining to the withdrawal or underwriting, and the electronic record receivables in which the debtor is the debtor in the accrual record become insolvent (limited to cases where the default or insolvency occurs within 6 months).

(5)  When the guarantor falls under any of the items of the preceding paragraph or this paragraph;

(6)  In addition to the preceding items, when a reasonable reason requiring the preservation of receivables arises;

3. In the case of the preceding paragraph, if the claim or notice is delayed or not delivered due to reasons for which the debtor or guarantor is responsible, such as the debtor or guarantor’s failure to report the change of address, or the debtor or guarantor does not receive the claim or notice from the Treasury, the benefit of the time limit shall be lost when it should normally have arrived.

Article 3 The debtor or guarantor shall not be a person who has ceased to be an organized crime group, a member of an organized crime group, a person who has not been a member of an organized crime group for less than 5 years, a quasi-member of an organized crime group, an organized crime group-related company, a general meeting house, etc., a social movement, etc., or a special intelligence violent group, etc., or any other person equivalent to these (hereinafter referred to as “organized crime group members, etc.”); and represents that it does not fall under any of the following items, and undertakes not to apply in the future.

(1)  Having a relationship in which it is recognized that the members of the organized crime group control the management.

(2)  Having a relationship in which it is recognized that the members of the organized crime group are actually involved in management.

(3)  Have a relationship that is recognized as unfairly using gang members, etc., for the purpose of seeking unfair benefits for oneself, the company, or a third party, or for the purpose of causing damage to a third party.

(4)  Have a relationship that is recognized as being involved in providing funds, etc. to organized crime group members, etc., or providing convenience.

(5)  An officer or a person substantially involved in management has a socially reprehensible relationship with an organized crime group member, etc.

2. The debtor or guarantor undertakes not to engage in any of the following acts by itself or by using a third party.

(1)  Violent demands

(2)  Unreasonable demands beyond legal responsibility;

(3)  Acts that threaten or use violence in relation to transactions.

(4)  Acts that spread rumors, use deception or force to damage the credibility of the Bank, or interfere with the business of the Bank.

(5)  Other acts equivalent to the preceding items.

3. If it is found that the debtor or guarantor has committed any act falling under any of the items of Paragraph 1 or any of the items of the preceding paragraph, or has made a false declaration regarding a representation or commitment based on the provisions of Paragraph 1, and it is inappropriate to continue dealing with the debtor, the debtor shall lose the benefit of the time limit of all debts to the Bank as soon as the Bank of Korea makes a claim. Pay off your debts immediately.

In this case, if the claim or notice is delayed or not delivered due to reasons for which the debtor or guarantor is responsible, such as the debtor’s or guarantor’s failure to notify the change of address, or the debtor’s or guarantor’s failure to receive a claim or notice from the Treasury, the benefit of the deadline shall be deemed to have been lost when it should normally have arrived.

4. The Bank shall not make any claim against the Safe Bank in the event that damage is incurred to the debtor or guarantor due to the application of the provisions of the preceding paragraph, or if damage is incurred to the debtor or guarantor due to the application of the provisions of the preceding paragraph. In addition, if damage occurs to your safe, the debtor or guarantor will be responsible for it.

Article 4 If the deadline arrives or if a debt to the Bank must be repaid pursuant to Article 2 or the preceding Article, the Bank may set off the debt against the debtor’s deposits, time deposits or other claims at any time, regardless of the time limit of the claim.

2.  If the offset of the preceding paragraph can be made, the Bank may omit the prior notice and prescribed procedures and receive deposits, etc. on behalf of the debtor, and apply it to repay the debt. In this case, the Bank shall notify the debtor of the result of the appropriation.

3.  In the case of the case pursuant to Paragraph 1 or Paragraph 2, the calculation of interest, discounts, damages, liquidation fees, etc. of receivables and liabilities shall be until the date of execution of the calculation, and if there is no other provision, the interest rate or rate shall be subject to the regulations of the Treasury. The foreign exchange rate shall be applied to the market rate at the time of calculation of the Bank.

Article 4-2 The debtor may offset the debtor’s deposits, time savings accounts, and other receivables in the repayment period with the debtor’s debt to the treasury, even if the debt is not due.

2.  If the debtor offsets the discounted bill before maturity or the discounted electronic record receivables before the payment due date in accordance with the preceding paragraph, the debtor may bear the repurchase obligation of the amount stated on the bill or the amount of the receivables in the electronic record receivables to offset it. However, the Bank cannot offset discounted notes or discounted electronic record receivables that are being retransferred by the Treasury.

3.  Notwithstanding the provisions of the preceding two paragraphs, the debtor shall not be able to offset receivables or liabilities denominated in foreign currency or non-resident yen accounts unless they are due for repayment and the procedures prescribed by laws and regulations related to foreign exchange have been completed.

4.  In the event that the debtor offsets in accordance with the preceding three paragraphs, the notice of offset shall be in writing, and the offset deposits, fixed deposits, liquidation funds, and other certificates of receivables and passbooks shall be immediately submitted to the Treasury with a notification seal.

5.  The calculation of interest, discounts, damages, etc. of receivables and obligations in the event of an offset by the debtor shall be until the date of receipt of the notice of set-off, and the interest rate and rate shall be determined by the debtor in the absence of a separate provision between the debtor and the Treasury. The foreign exchange rate shall be applied to the market rate at the time of calculation of the Bank.

Article 5 If the Bank of Japan offsets or allocates a refund, the Debtor shall bear other obligations to the Bank of Japan in addition to the debts under this Agreement, and if it is not enough to extinguish the full amount of these debts, the Bank shall appropriate them in such order as the Bank deems appropriate, and notify the Debtor. In this case, the debtor shall not object to the appropriation.

Article 5-2 If the debtor repays or offsets under Article 4-2, the debtor shall bear debts to the Treasury in addition to the debts under this contract, and “if it is insufficient to extinguish the full amount of these debts, it may be appropriated by the order specified by the debtor.”

2.  If the debtor does not specify in paragraph 1, the debtor may appropriate the appropriation in such order as the bank deems appropriate, and the debtor shall not object to the appropriation.

3.  If the designation in Paragraph 1 is likely to interfere with the preservation of the receivables of the Bank, the Bank may make the funds in the order specified by the Bank of Korea, taking into account the collateral, the presence or absence of guarantees, the severity of the guarantee, the difficulty of disposal, the length of the repayment period, and the expected settlement of discounted bills or discounted electronic record receivables. In this case, the Treasury shall notify the debtor of the order and result of the appropriation.

4.  In the case of appropriation by the Bank pursuant to Paragraphs 2 or 3, the Bank may specify the order method as the debtor is deemed to have reached the due date, the repurchase obligation for the discounted bill before maturity, the repurchase obligation for the discounted electronic record receivables before the payment date, and the prior claim obligation for the debt guarantee.

Article 6 The guarantor shall, entrusted by the debtor, jointly and severally bear the guarantee obligations with the debtor for the loan as described in the loan instructions described in the loan instructions written in this contract, as well as the interest, damages, liquidation fees, and other debts incidental to the loan, and shall comply with this agreement for the performance thereof. The guarantor shall be jointly and severally liable with the debtor for the remaining amount of the debtor’s debt as long as it exists, regardless of the amount of repayment from the debtor, other guarantors or other third parties, collateral collection, or other collection of the treasury.

2.  If the guarantor has any other guarantees for the transaction between the debtor and the Treasury, the guarantee shall not be changed by this guarantee agreement, and if the guarantor has other extremely specified guarantees, the amount of this guarantee shall be added to the extreme amount of the guarantee. The same applies if the guarantor guarantees the transaction between the debtor and the safe bank in the future.

3.  The guarantor shall not claim exemption even if the Bank changes or cancels the collateral or other guarantees for its convenience.

4.  If the guarantor performs the guarantee obligation, the security interest acquired from the Treasury by subrogation shall be shared between the guarantor and the Treasury due to the existence of the debtor’s obligation under this contract or the existence of other secured receivables of the Treasury, and if the debtor under another contract guaranteed by the guarantor remains, Without the consent of the Bank, the guarantor shall not exercise this. If the Bank deems it necessary, the Bank will transfer the right or rank to the Bank free of charge.

5.  The Bank shall receive repayment of the security interests shared by the guarantor and the Bank in accordance with the preceding paragraph.

6.  The guarantor shall not offset the debtor’s deposits, fixed deposits, or other receivables against the debtor’s treasury.

Article 7 The guarantor shall comply with the “Guidelines for Management Guarantees” (including revisions after publication) published by the “Guidelines Study Group on Management Guarantees” (secretariat of the Japan Bankers Association and the Japan Chamber of Commerce and Industry) on December 5, 25. Hereinafter referred to as the “Guidelines”. In the event of a request for liquidation in accordance with the Guidelines, the Bank will endeavor to respond to the arrangement in accordance with the guidelines.

Article 8 When the debtor and guarantor receive a request from the Treasury, they shall immediately take the necessary steps to prepare a notarized deed that approves the debt and approves compulsory execution by this agreement. The costs incurred for this are jointly borne by the debtor and the guarantor.

Article 9

1.  The Debtor and the Guarantor agree that the laws of Japan shall be governing the transactions under this Agreement.

2.  The Debtor and the Guarantor agree that the court having jurisdiction over the location of the Gui Bank Head Office shall be the competent court when litigation arises in relation to this Agreement.

Article 10 In the event that part or all of the loans under this Agreement Contract are repaid before the due date, or when the repayment method is changed, the following provisions shall apply:

(1)  The debtor shall pay the fee prescribed by the Bank.

(2)  The day on which the debtor can repay this debt ahead of the due date shall be the monthly repayment date specified in the Loan Guidelines (the next business day if it is a holiday), and in this case, the debtor shall notify the Bank at least 10 days before the early repayment date.

(3)  In the case of partial early repayment, the amount that can be repaid early shall be the total amount of the monthly repayment principal following the early repayment date.

Article 11 If the Bank of Korea has taken due care to check the seal used in the various notifications and other documents related to this transaction with the seal of this Agreement or the notification seal of the designated account, and has recognized that there is no difference, the Bank shall not be liable for any damages caused by forgery, alteration, or other accidents in such documents.

Article 12 When the Bank makes a request for performance against one of the guarantors, it shall also take effect on the debtor and other guarantors.

(Special Contract on Joint and Several Debts)

In the case of joint and several debts, in addition to the above provisions, the following shall apply:

1. When the Bank makes a request for performance against each debtor or guarantor, it shall also take effect on the other debtors and guarantors.

2. It is sufficient for the Bank to give notice to the debtor from the Bank to one of the debtors, and it is not necessary to give it to everyone.

3. Each debtor shall not offset any deposits, fixed deposits or other receivables of other debtors against the Treasury.

4. Each debtor shall not claim exemption even if the Bank changes or cancels the collateral provided by other debtors for its own convenience.

5. If any of the debtors performs this obligation, the rights acquired from the Bank by subrogation shall not be exercised without the consent of the Bank during the continuation of transactions between the other debtors and the Bank.

6. Each debtor agrees that the repayment by the method specified in Article 1 will also be repayment to a debtor other than the account holder.

About the “Guidelines for Management Guarantees”

The “Guidelines for Management Guarantees” (hereinafter referred to as the “Guidelines”) are the “Guidelines for Management Guarantees” (secretariat organized by the Japan Bankers Association and the Japan Chamber of Commerce and Industry) as a rule for fair and prompt consolidation of guarantee debts in the management guarantee (individual guarantees by small and medium-sized enterprise managers, etc.), and for the purpose of fairly and promptly consolidating guarantee debts in the main debt consolidation phase. It was formulated by .

The Bank will handle management guarantees in compliance with the guidelines.

1. Management guarantees play a role in contributing to the facilitation of financing for small and medium-sized enterprises from the perspective of supplementing the creditworthiness of companies and the need to preserve receivables due to lack of information. On the other hand, the guidelines stipulate that if the following points are expected to be met by the principal debtor in the future, financial institutions should consider the possibility of not seeking a management guarantee or the possibility of using a loan method that replaces the function of the management guarantee while comprehensively judging the business situation, use of funds, recoverability, etc. of the principal debtor, taking into account the intention of the principal debtor.

(1)  The business assets of the corporation and the assets and accounting of individual managers are clearly separated.

(2)  The exchange of funds between the corporation and the management (executive compensation, dividends, loans to owners, etc.) does not exceed the socially appropriate range.

(3)  It can be judged that it is possible to repay the loan based on the assets and profitability of the corporation alone.

(4)  Financial information, etc. are provided by the corporation in a timely and appropriate manner.

(5)  There is sufficient physical collateral provided by management, etc.

Therefore, we consider the necessity of management guarantees by comprehensively considering the matters stipulated in the guidelines for each customer.

2. As a general rule, when requesting performance of a guarantee obligation, we will consider the scope of the claim after taking into account the guarantor’s asset status at the time of performance of the guarantee, rather than uniformly requesting the full amount of the guarantee. In addition, if a guarantor requests a consolidation in accordance with the arrangement of guarantee obligations based on the guidelines, the financial institution is required to respond to the arrangement in good faith based on the guidelines, and the guarantee contract of the Bank stipulates that to that effect.

3. If the need for a management guarantee is eliminated, there is a possibility that the warranty contract may be changed or canceled, and the necessity of the management guarantee will be determined again through consultation, etc.

E n d

Article 1 The debtor (including the joint debtor in the case of joint borrowing, the same hereinafter) approved the provisions of the Shinkin Bank Transaction Agreement and this Agreement, and borrowed money from the Bank of Korea in accordance with the following borrowing guidelines, and received it confirmed. In addition, the guarantor is entrusted by the debtor to approve the loan terms and regulations, and assumes the guarantee obligation for all debts borne by the debtor under this contract. The debtor and guarantor agree that this contract will be concluded and effective upon the delivery of money by the Treasury.

The guarantee provided by the Credit Guarantee Association is based on the Credit Guarantee No. 1021051345 of the Tokyo Credit Guarantee Association dated April 2, 2021.

[Borrowing Guidelines]

Borrowed amount	¥40,000,000	Repayment deadline	April 20, 2028
Borrowing and depositing funds	Working capital	Receipt of loans	It depends on the method of depositing money into the deposit account in the name of the debtor.
interest rate	0.000% per year

However, in the event of a change in financial conditions or other reasonable reasons, the Bank or the Debtor may request the other party to discuss the change to a level that is generally reasonable.

However, from April 21, 2024, it will be 1.800% per annum.

Interest rate straightening method	The borrowing interest rate does not change until the repayment deadline.
Interest payment method

The interest payment method is the “deferred payment method”.

The first installment will be May 20, 2021, and interest will be paid on the 20th of each month thereafter. Interest is calculated based on the principal balance × annual interest rate × 1/12. Interest from the date of borrowing to the next interest payment date and interest from the last interest payment date to the due date is less than one month, and interest is calculated as 365 for one year. It is calculated on a daily basis.

Repayment method

The repayment method is “equal principal repayment”.

The first installment will be set on May 20, 2022, and then on the 20th of each month, 556,000 yen will be repaid in installments and paid off on time. However, the final repayment is 524,000 yen.

Damages	In the event of failure to fulfill the obligations under this Agreement, the Company shall pay damages at the rate of 14% per annum against the amount to be paid. In this case, the calculation method is a prorated calculation of 365 days a year. However, no damages will be charged for interest, discounts, or guarantees.
Repayment Account	Trading Store	Deposit Type	Account Number	Account Holder
	Jiyugaoka Branch	Ordinary Deposit	1-020-447186	Company

Automatic payment of principal and interest repayment amount, etc.

(Deposit and Refund of Repayment)

1. Since the principal and interest of the above repayment will be deposited into the deposit account in the name of the debtor by the prescribed repayment date (the next business day in the case of a holiday) on the prescribed repayment date, please deduct the repayment principal and interest from this deposit account on behalf of the debtor on the repayment date without any notice each time, and apply it to the repayment of this debt.

2. If the balance of the deposit is less than the amount equivalent to the repayment principal and interest for the month, there is no objection even if the full amount is deemed not to be paid, or even if the amount is deducted from the treasury and appropriated as part of the repayment principal and interest. In addition, if there is no payment on the prescribed repayment date and the repayment principal and interest are satisfied in the deposit account at a later date, please debit it in accordance with the above 1.

3. Regardless of the provisions of the Savings Deposit Regulations or the Current Account Regulations of the Treasury Bank, the submission of the savings passbook and the same refund request or the drawing of checks shall be omitted. In addition, after the Bank of Japan performs the transfer procedure in this way, the debtor bears all the responsibilities arising from this, regardless of the circumstances, and does not cause any inconvenience to the Bank.

4. Even if you pay damages, please handle them in accordance with the above 1 along with the repayment principal and interest.

5. In addition to the prescribed principal and interest repayment amount stipulated in this paragraph, the principal and interest repayment in the event of voluntary repayment shall be based on the amount approved by the Bank.

6. Depending on the convenience of your bank, you may be able to take a repayment method other than automatic transfer.

Article 2 “If any of the following events occur against the debtor, even if there is no notice from the Bank, the debtor will naturally lose the benefit of the time limit for the debt due to this agreement and immediately repay the debt.

(1)  When there is a petition for suspension of payment, commencement of bankruptcy proceedings, commencement of civil rehabilitation proceedings, commencement of corporate reorganization proceedings, or commencement of special liquidation;

(2)  When the transaction is suspended by a clearing house or an electronic receivables record institution.

(3)  When an order or notice of provisional seizure, preservation seizure, or seizure is sent for the debtor’s or guarantor’s deposits or other receivables against the Treasury.

(4)  When the Bank becomes aware that the whereabouts of the debtor have become unknown to the Bank due to reasons for which the debtor must be responsible, such as failure to notify the change of address.

2. In each of the following cases, the debt under this agreement will be forfeited at the request of the Treasury and the debt will be repaid immediately.

(1)  When the debtor delays in performing even part of the debt.

(2)  When there is a seizure of the object of collateral or the commencement of auction proceedings.

(3)  When the debtor violates the transaction agreement with the Treasury.

(4)  When the debtor has defaulted on the bill pertaining to the withdrawal or underwriting, and the electronic record receivables in which the debtor is the debtor in the accrual record become insolvent (limited to cases where the default or insolvency occurs within 6 months).

(5)  When the guarantor falls under any of the items of the preceding paragraph or this paragraph;

(6)  In addition to the preceding items, when a reasonable reason requiring the preservation of receivables arises;

3. In the case of the preceding paragraph, if the claim or notice is delayed or not delivered due to reasons for which the debtor or guarantor is responsible, such as the debtor or guarantor’s failure to report the change of address, or the debtor or guarantor does not receive the claim or notice from the Treasury, the benefit of the time limit shall be lost when it should normally have arrived.

Article 3 The debtor or guarantor shall not be a person who has ceased to be an organized crime group, a member of an organized crime group, a person who has not been a member of an organized crime group for less than 5 years, a quasi-member of an organized crime group, an organized crime group-related company, a general meeting house, etc., a social movement, etc., or a special intelligence violent group, etc., or any other person equivalent to these (hereinafter referred to as “organized crime group members, etc.”); and represents that it does not fall under any of the following items, and undertakes not to apply in the future.

(1)  Having a relationship in which it is recognized that the members of the organized crime group control the management.

(2)  Having a relationship in which it is recognized that the members of the organized crime group are actually involved in management.

(3)  Have a relationship that is recognized as unfairly using gang members, etc., for the purpose of seeking unfair benefits for oneself, the company, or a third party, or for the purpose of causing damage to a third party.

(4)  Have a relationship that is recognized as being involved in providing funds, etc. to organized crime group members, etc., or providing convenience.

(5)  An officer or a person substantially involved in management has a socially reprehensible relationship with an organized crime group member, etc.

2. The debtor or guarantor undertakes not to engage in any of the following acts by itself or by using a third party.

(1)  Violent demands

(2)  Unreasonable demands beyond legal responsibility;

(3)  Acts that threaten or use violence in relation to transactions.

(4)  Acts that spread rumors, use deception or force to damage the credibility of the Bank, or interfere with the business of the Bank.

(5)  Other acts equivalent to the preceding items.

3. If it is found that the debtor or guarantor has committed any act falling under any of the items of Paragraph 1 or any of the items of the preceding paragraph, or has made a false declaration regarding a representation or commitment based on the provisions of Paragraph 1, and it is inappropriate to continue dealing with the debtor, the debtor shall lose the benefit of the time limit of all debts to the Bank as soon as the Bank of Korea makes a claim. Pay off your debts immediately.

In this case, if the claim or notice is delayed or not delivered due to reasons for which the debtor or guarantor is responsible, such as the debtor’s or guarantor’s failure to notify the change of address, or the debtor’s or guarantor’s failure to receive a claim or notice from the Treasury, the benefit of the deadline shall be deemed to have been lost when it should normally have arrived.

4. The Bank shall not make any claim against the Safe Bank in the event that damage is incurred to the debtor or guarantor due to the application of the provisions of the preceding paragraph, or if damage is incurred to the debtor or guarantor due to the application of the provisions of the preceding paragraph. In addition, if damage occurs to your safe, the debtor or guarantor will be responsible for it.

Article 4 If the deadline arrives or if a debt to the Bank must be repaid pursuant to Article 2 or the preceding Article, the Bank may set off the debt against the debtor’s deposits, time deposits or other claims at any time, regardless of the time limit of the claim.

2.  If the offset of the preceding paragraph can be made, the Bank may omit the prior notice and prescribed procedures and receive deposits, etc. on behalf of the debtor, and apply it to repay the debt. In this case, the Bank shall notify the debtor of the result of the appropriation.

3.  In the case of the case pursuant to Paragraph 1 or Paragraph 2, the calculation of interest, discounts, damages, liquidation fees, etc. of receivables and liabilities shall be until the date of execution of the calculation, and if there is no other provision, the interest rate or rate shall be subject to the regulations of the Treasury. The foreign exchange rate shall be applied to the market rate at the time of calculation of the Bank.

Article 4-2 The debtor may offset the debtor’s deposits, time savings accounts, and other receivables in the repayment period with the debtor’s debt to the treasury, even if the debt is not due.

2.  If the debtor offsets the discounted bill before maturity or the discounted electronic record receivables before the payment due date in accordance with the preceding paragraph, the debtor may bear the repurchase obligation of the amount stated on the bill or the amount of the receivables in the electronic record receivables to offset it. However, the Bank cannot offset discounted notes or discounted electronic record receivables that are being retransferred by the Treasury.

3.  Notwithstanding the provisions of the preceding two paragraphs, the debtor shall not be able to offset receivables or liabilities denominated in foreign currency or non-resident yen accounts unless they are due for repayment and the procedures prescribed by laws and regulations related to foreign exchange have been completed.

4.  In the event that the debtor offsets in accordance with the preceding three paragraphs, the notice of offset shall be in writing, and the offset deposits, fixed deposits, liquidation funds, and other certificates of receivables and passbooks shall be immediately submitted to the Treasury with a notification seal.

5.  The calculation of interest, discounts, damages, etc. of receivables and obligations in the event of an offset by the debtor shall be until the date of receipt of the notice of set-off, and the interest rate and rate shall be determined by the debtor in the absence of a separate provision between the debtor and the Treasury. The foreign exchange rate shall be applied to the market rate at the time of calculation of the Bank.

Article 5 If the Bank of Japan offsets or allocates a refund, the Debtor shall bear other obligations to the Bank of Japan in addition to the debts under this Agreement, and if it is not enough to extinguish the full amount of these debts, the Bank shall appropriate them in such order as the Bank deems appropriate, and notify the Debtor. In this case, the debtor shall not object to the appropriation.

Article 5-2 If the debtor repays or offsets under Article 4-2, the debtor shall bear debts to the Treasury in addition to the debts under this contract, and “if it is insufficient to extinguish the full amount of these debts, it may be appropriated by the order specified by the debtor.”

2.  If the debtor does not specify in paragraph 1, the debtor may appropriate the appropriation in such order as the bank deems appropriate, and the debtor shall not object to the appropriation.

3.  If the designation in Paragraph 1 is likely to interfere with the preservation of the receivables of the Bank, the Bank may make the funds in the order specified by the Bank of Korea, taking into account the collateral, the presence or absence of guarantees, the severity of the guarantee, the difficulty of disposal, the length of the repayment period, and the expected settlement of discounted bills or discounted electronic record receivables. In this case, the Treasury shall notify the debtor of the order and result of the appropriation.

4.  In the case of appropriation by the Bank pursuant to Paragraphs 2 or 3, the Bank may specify the order method as the debtor is deemed to have reached the due date, the repurchase obligation for the discounted bill before maturity, the repurchase obligation for the discounted electronic record receivables before the payment date, and the prior claim obligation for the debt guarantee.

Article 6 The guarantor shall, entrusted by the debtor, jointly and severally bear the guarantee obligations with the debtor for the loan as described in the loan instructions described in the loan instructions written in this contract, as well as the interest, damages, liquidation fees, and other debts incidental to the loan, and shall comply with this agreement for the performance thereof. The guarantor shall be jointly and severally liable with the debtor for the remaining amount of the debtor’s debt as long as it exists, regardless of the amount of repayment from the debtor, other guarantors or other third parties, collateral collection, or other collection of the treasury.

2.  If the guarantor has any other guarantees for the transaction between the debtor and the Treasury, the guarantee shall not be changed by this guarantee agreement, and if the guarantor has other extremely specified guarantees, the amount of this guarantee shall be added to the extreme amount of the guarantee. The same applies if the guarantor guarantees the transaction between the debtor and the safe bank in the future.

3.  The guarantor shall not claim exemption even if the Bank changes or cancels the collateral or other guarantees for its convenience.

4.  If the guarantor performs the guarantee obligation, the security interest acquired from the Treasury by subrogation shall be shared between the guarantor and the Treasury due to the existence of the debtor’s obligation under this contract or the existence of other secured receivables of the Treasury, and if the debtor under another contract guaranteed by the guarantor remains, Without the consent of the Bank, the guarantor shall not exercise this. If the Bank deems it necessary, the Bank will transfer the right or rank to the Bank free of charge.

5.  The Bank shall receive repayment of the security interests shared by the guarantor and the Bank in accordance with the preceding paragraph.

6.  The guarantor shall not offset the debtor’s deposits, fixed deposits, or other receivables against the debtor’s treasury.

Article 7 The guarantor shall comply with the “Guidelines for Management Guarantees” (including revisions after publication) published by the “Guidelines Study Group on Management Guarantees” (secretariat of the Japan Bankers Association and the Japan Chamber of Commerce and Industry) on December 5, 25. Hereinafter referred to as the “Guidelines”. In the event of a request for liquidation in accordance with the Guidelines, the Bank will endeavor to respond to the arrangement in accordance with the guidelines.

Article 8 When the debtor and guarantor receive a request from the Treasury, they shall immediately take the necessary steps to prepare a notarized deed that approves the debt and approves compulsory execution by this agreement. The costs incurred for this are jointly borne by the debtor and the guarantor.

Article 9

1.  The Debtor and the Guarantor agree that the laws of Japan shall be governing the transactions under this Agreement.

2.  The Debtor and the Guarantor agree that the court having jurisdiction over the location of the Gui Bank Head Office shall be the competent court when litigation arises in relation to this Agreement.

Article 10 In the event that part or all of the loans under this Agreement Contract are repaid before the due date, or when the repayment method is changed, the following provisions shall apply:

(1)  The debtor shall pay the fee prescribed by the Bank.

(2)  The day on which the debtor can repay this debt ahead of the due date shall be the monthly repayment date specified in the Loan Guidelines (the next business day if it is a holiday), and in this case, the debtor shall notify the Bank at least 10 days before the early repayment date.

(3)  In the case of partial early repayment, the amount that can be repaid early shall be the total amount of the monthly repayment principal following the early repayment date.

Article 11 If the Bank of Korea has taken due care to check the seal used in the various notifications and other documents related to this transaction with the seal of this Agreement or the notification seal of the designated account, and has recognized that there is no difference, the Bank shall not be liable for any damages caused by forgery, alteration, or other accidents in such documents.

Article 12 When the Bank makes a request for performance against one of the guarantors, it shall also take effect on the debtor and other guarantors.

(Special Contract on Joint and Several Debts)

In the case of joint and several debts, in addition to the above provisions, the following shall apply:

1. When the Bank makes a request for performance against each debtor or guarantor, it shall also take effect on the other debtors and guarantors.

2. It is sufficient for the Bank to give notice to the debtor from the Bank to one of the debtors, and it is not necessary to give it to everyone.

3. Each debtor shall not offset any deposits, fixed deposits or other receivables of other debtors against the Treasury.

4. Each debtor shall not claim exemption even if the Bank changes or cancels the collateral provided by other debtors for its own convenience.

5. If any of the debtors performs this obligation, the rights acquired from the Bank by subrogation shall not be exercised without the consent of the Bank during the continuation of transactions between the other debtors and the Bank.

6. Each debtor agrees that the repayment by the method specified in Article 1 will also be repayment to a debtor other than the account holder.

About the “Guidelines for Management Guarantees”

The “Guidelines for Management Guarantees” (hereinafter referred to as the “Guidelines”) are the “Guidelines for Management Guarantees” (secretariat organized by the Japan Bankers Association and the Japan Chamber of Commerce and Industry) as a rule for fair and prompt consolidation of guarantee debts in the management guarantee (individual guarantees by small and medium-sized enterprise managers, etc.), and for the purpose of fairly and promptly consolidating guarantee debts in the main debt consolidation phase. It was formulated by .

The Bank will handle management guarantees in compliance with the guidelines.

1. Management guarantees play a role in contributing to the facilitation of financing for small and medium-sized enterprises from the perspective of supplementing the creditworthiness of companies and the need to preserve receivables due to lack of information. On the other hand, the guidelines stipulate that if the following points are expected to be met by the principal debtor in the future, financial institutions should consider the possibility of not seeking a management guarantee or the possibility of using a loan method that replaces the function of the management guarantee while comprehensively judging the business situation, use of funds, recoverability, etc. of the principal debtor, taking into account the intention of the principal debtor.

(1)  The business assets of the corporation and the assets and accounting of individual managers are clearly separated.

(2)  The exchange of funds between the corporation and the management (executive compensation, dividends, loans to owners, etc.) does not exceed the socially appropriate range.

(3)  It can be judged that it is possible to repay the loan based on the assets and profitability of the corporation alone.

(4)  Financial information, etc. are provided by the corporation in a timely and appropriate manner.

(5)  There is sufficient physical collateral provided by management, etc.

Therefore, we consider the necessity of management guarantees by comprehensively considering the matters stipulated in the guidelines for each customer.

2. As a general rule, when requesting performance of a guarantee obligation, we will consider the scope of the claim after taking into account the guarantor’s asset status at the time of performance of the guarantee, rather than uniformly requesting the full amount of the guarantee. In addition, if a guarantor requests a consolidation in accordance with the arrangement of guarantee obligations based on the guidelines, the financial institution is required to respond to the arrangement in good faith based on the guidelines, and the guarantee contract of the Bank stipulates that to that effect.

3. If the need for a management guarantee is eliminated, there is a possibility that the warranty contract may be changed or canceled, and the necessity of the management guarantee will be determined again through consultation, etc.

E n d

Article 1 The debtor (including the joint debtor in the case of joint borrowing, the same hereinafter) approved the provisions of the Shinkin Bank Transaction Agreement and this Agreement, and borrowed money from the Bank of Korea in accordance with the following borrowing guidelines, and received it confirmed. In addition, the guarantor is entrusted by the debtor to approve the loan terms and regulations, and assumes the guarantee obligation for all debts borne by the debtor under this contract. The debtor and guarantor agree that this contract will be concluded and effective upon the delivery of money by the Treasury.

The guarantee of the Credit Guarantee Association is based on the Credit Guarantee No. 1021461004 of the Tokyo Credit Guarantee Association dated July 26, 2021.

[Borrowing Guidelines]

Borrowed amount	¥40,000,000	Repayment deadline	July 20, 2026
Borrowing and depositing funds	Working capital	Receipt of loans	It depends on the method of depositing money into the deposit account in the name of the debtor.
interest rate	1.600% per year	However, in the event of a change in financial conditions or other reasonable reasons, the Bank or the Debtor may request the other party to discuss the change to a level that is generally reasonable.
Interest rate straightening method	The borrowing interest rate does not change until the repayment deadline.
Interest payment method

The interest payment method is the “deferred payment method”.

The first installment will be August 20, 2021, and interest will be paid on the 20th of each month thereafter. Interest is calculated based on the principal balance × annual interest rate × 1/12. Interest from the borrowing date to the next interest payment date and interest from the last interest payment date to the due date is less than one month, calculated on a pro-rata basis for 365 days in one year.

Repayment method

The repayment method is “equal principal repayment”.

The first installment will be August 20, 2021, and then 667,000 yen will be repaid in installments on the 20th of each month and paid off on time. However, the final repayment will be 647,000 yen.

Damages	If the Company fails to fulfill its obligations under this Agreement, the Company shall pay damages at the rate of 14% per annum against the amount to be paid. In this case, the calculation method is a prorated calculation of 365 days a year. However, there are no penalties for interest, discounts, or guarantees.
Repayment Account	Trading Store	Deposit Type	Account Number	Account Holder
	Jiyugaoka Branch	Ordinary Deposit	1-020-447186	Company

Automatic payment of principal and interest repayment amount, etc.

(Deposit and Refund of Repayment)

1. Since the principal and interest of the above repayment will be deposited into the deposit account in the name of the debtor by the prescribed repayment date (the next business day in the case of a holiday) on the prescribed repayment date, please deduct the repayment principal and interest from this deposit account on behalf of the debtor on the repayment date without any notice each time, and apply it to the repayment of this debt.

2. If the balance of the deposit is less than the amount equivalent to the repayment principal and interest for the month, there is no objection even if the full amount is deemed not to be paid, or even if the amount is deducted from the treasury and appropriated as part of the repayment principal and interest. In addition, if there is no payment on the prescribed repayment date and the repayment principal and interest are satisfied in the deposit account at a later date, please debit it in accordance with the above 1.

3. Regardless of the provisions of the Savings Deposit Regulations or the Current Account Regulations of the Treasury Bank, the submission of the savings passbook and the same refund request or the drawing of checks shall be omitted. In addition, after the Bank of Japan performs the transfer procedure in this way, the debtor bears all the responsibilities arising from this, regardless of the circumstances, and does not cause any inconvenience to the Bank.

4. Even if you pay damages, please handle them in accordance with the above 1 along with the repayment principal and interest.

5. In addition to the prescribed principal and interest repayment amount stipulated in this paragraph, the principal and interest repayment in the event of voluntary repayment shall be based on the amount approved by the Bank.

6. Depending on the convenience of your bank, you may be able to take a repayment method other than automatic transfer.

Article 2 “If any of the following events occur against the debtor, even if there is no notice from the Bank, the debtor will naturally lose the benefit of the time limit for the debt due to this agreement and immediately repay the debt.

(1)  When there is a petition for suspension of payment, commencement of bankruptcy proceedings, commencement of civil rehabilitation proceedings, commencement of corporate reorganization proceedings, or commencement of special liquidation;

(2)  When the transaction is suspended by a clearing house or an electronic receivables record institution.

(3)  When an order or notice of provisional seizure, preservation seizure, or seizure is sent for the debtor’s or guarantor’s deposits or other receivables against the Treasury.

(4)  When the Bank becomes aware that the whereabouts of the debtor have become unknown to the Bank due to reasons for which the debtor must be responsible, such as failure to notify the change of address.

2. In each of the following cases, the debt under this agreement will be forfeited at the request of the Treasury and the debt will be repaid immediately.

(1)  When the debtor delays in performing even part of the debt.

(2)  When there is a seizure of the object of collateral or the commencement of auction proceedings.

(3)  When the debtor violates the transaction agreement with the Treasury.

(4)  When the debtor has defaulted on the bill pertaining to the withdrawal or underwriting, and the electronic record receivables in which the debtor is the debtor in the accrual record become insolvent (limited to cases where the default or insolvency occurs within 6 months).

(5)  When the guarantor falls under any of the items of the preceding paragraph or this paragraph;

(6)  In addition to the preceding items, when a reasonable reason requiring the preservation of receivables arises;

3. In the case of the preceding paragraph, if the claim or notice is delayed or not delivered due to reasons for which the debtor or guarantor is responsible, such as the debtor or guarantor’s failure to report the change of address, or the debtor or guarantor does not receive the claim or notice from the Treasury, the benefit of the time limit shall be lost when it should normally have arrived.

Article 3 The debtor or guarantor shall not be a person who has ceased to be an organized crime group, a member of an organized crime group, a person who has not been a member of an organized crime group for less than 5 years, a quasi-member of an organized crime group, an organized crime group-related company, a general meeting house, etc., a social movement, etc., or a special intelligence violent group, etc., or any other person equivalent to these (hereinafter referred to as “organized crime group members, etc.”); and represents that it does not fall under any of the following items, and undertakes not to apply in the future.

(1)  Having a relationship in which it is recognized that the members of the organized crime group control the management.

(2)  Having a relationship in which it is recognized that the members of the organized crime group are actually involved in management.

(3)  Have a relationship that is recognized as unfairly using gang members, etc., for the purpose of seeking unfair benefits for oneself, the company, or a third party, or for the purpose of causing damage to a third party.

(4)  Have a relationship that is recognized as being involved in providing funds, etc. to organized crime group members, etc., or providing convenience.

(5)  An officer or a person substantially involved in management has a socially reprehensible relationship with an organized crime group member, etc.

2. The debtor or guarantor undertakes not to engage in any of the following acts by itself or by using a third party.

(1)  Violent demands

(2)  Unreasonable demands beyond legal responsibility;

(3)  Acts that threaten or use violence in relation to transactions.

(4)  Acts that spread rumors, use deception or force to damage the credibility of the Bank, or interfere with the business of the Bank.

(5)  Other acts equivalent to the preceding items.

3. If it is found that the debtor or guarantor has committed any act falling under any of the items of Paragraph 1 or any of the items of the preceding paragraph, or has made a false declaration regarding a representation or commitment based on the provisions of Paragraph 1, and it is inappropriate to continue dealing with the debtor, the debtor shall lose the benefit of the time limit of all debts to the Bank as soon as the Bank of Korea makes a claim. Pay off your debts immediately.

In this case, if the claim or notice is delayed or not delivered due to reasons for which the debtor or guarantor is responsible, such as the debtor’s or guarantor’s failure to notify the change of address, or the debtor’s or guarantor’s failure to receive a claim or notice from the Treasury, the benefit of the deadline shall be deemed to have been lost when it should normally have arrived.

4. The Bank shall not make any claim against the Safe Bank in the event that damage is incurred to the debtor or guarantor due to the application of the provisions of the preceding paragraph, or if damage is incurred to the debtor or guarantor due to the application of the provisions of the preceding paragraph. In addition, if damage occurs to your safe, the debtor or guarantor will be responsible for it.

Article 4 If the deadline arrives or if a debt to the Bank must be repaid pursuant to Article 2 or the preceding Article, the Bank may set off the debt against the debtor’s deposits, time deposits or other claims at any time, regardless of the time limit of the claim.

2.  If the offset of the preceding paragraph can be made, the Bank may omit the prior notice and prescribed procedures and receive deposits, etc. on behalf of the debtor, and apply it to repay the debt. In this case, the Bank shall notify the debtor of the result of the appropriation.

3.  In the case of the case pursuant to Paragraph 1 or Paragraph 2, the calculation of interest, discounts, damages, liquidation fees, etc. of receivables and liabilities shall be until the date of execution of the calculation, and if there is no other provision, the interest rate or rate shall be subject to the regulations of the Treasury. The foreign exchange rate shall be applied to the market rate at the time of calculation of the Bank.

Article 4-2 The debtor may offset the debtor’s deposits, time savings accounts, and other receivables in the repayment period with the debtor’s debt to the treasury, even if the debt is not due.

2.  If the debtor offsets the discounted bill before maturity or the discounted electronic record receivables before the payment due date in accordance with the preceding paragraph, the debtor may bear the repurchase obligation of the amount stated on the bill or the amount of the receivables in the electronic record receivables to offset it. However, the Bank cannot offset discounted notes or discounted electronic record receivables that are being retransferred by the Treasury.

3.  Notwithstanding the provisions of the preceding two paragraphs, the debtor shall not be able to offset receivables or liabilities denominated in foreign currency or non-resident yen accounts unless they are due for repayment and the procedures prescribed by laws and regulations related to foreign exchange have been completed.

4.  In the event that the debtor offsets in accordance with the preceding three paragraphs, the notice of offset shall be in writing, and the offset deposits, fixed deposits, liquidation funds, and other certificates of receivables and passbooks shall be immediately submitted to the Treasury with a notification seal.

5.  The calculation of interest, discounts, damages, etc. of receivables and obligations in the event of an offset by the debtor shall be until the date of receipt of the notice of set-off, and the interest rate and rate shall be determined by the debtor in the absence of a separate provision between the debtor and the Treasury. The foreign exchange rate shall be applied to the market rate at the time of calculation of the Bank.

Article 5 If the Bank of Japan offsets or allocates a refund, the Debtor shall bear other obligations to the Bank of Japan in addition to the debts under this Agreement, and if it is not enough to extinguish the full amount of these debts, the Bank shall appropriate them in such order as the Bank deems appropriate, and notify the Debtor. In this case, the debtor shall not object to the appropriation.

Article 5-2 If the debtor repays or offsets under Article 4-2, the debtor shall bear debts to the Treasury in addition to the debts under this contract, and “if it is insufficient to extinguish the full amount of these debts, it may be appropriated by the order specified by the debtor.”

2.  If the debtor does not specify in paragraph 1, the debtor may appropriate the appropriation in such order as the bank deems appropriate, and the debtor shall not object to the appropriation.

3.  If the designation in Paragraph 1 is likely to interfere with the preservation of the receivables of the Bank, the Bank may make the funds in the order specified by the Bank of Korea, taking into account the collateral, the presence or absence of guarantees, the severity of the guarantee, the difficulty of disposal, the length of the repayment period, and the expected settlement of discounted bills or discounted electronic record receivables. In this case, the Treasury shall notify the debtor of the order and result of the appropriation.

4.  In the case of appropriation by the Bank pursuant to Paragraphs 2 or 3, the Bank may specify the order method as the debtor is deemed to have reached the due date, the repurchase obligation for the discounted bill before maturity, the repurchase obligation for the discounted electronic record receivables before the payment date, and the prior claim obligation for the debt guarantee.

Article 6 The guarantor shall, entrusted by the debtor, jointly and severally bear the guarantee obligations with the debtor for the loan as described in the loan instructions described in the loan instructions written in this contract, as well as the interest, damages, liquidation fees, and other debts incidental to the loan, and shall comply with this agreement for the performance thereof. The guarantor shall be jointly and severally liable with the debtor for the remaining amount of the debtor’s debt as long as it exists, regardless of the amount of repayment from the debtor, other guarantors or other third parties, collateral collection, or other collection of the treasury.

2.  If the guarantor has any other guarantees for the transaction between the debtor and the Treasury, the guarantee shall not be changed by this guarantee agreement, and if the guarantor has other extremely specified guarantees, the amount of this guarantee shall be added to the extreme amount of the guarantee. The same applies if the guarantor guarantees the transaction between the debtor and the safe bank in the future.

3.  The guarantor shall not claim exemption even if the Bank changes or cancels the collateral or other guarantees for its convenience.

4.  If the guarantor performs the guarantee obligation, the security interest acquired from the Treasury by subrogation shall be shared between the guarantor and the Treasury due to the existence of the debtor’s obligation under this contract or the existence of other secured receivables of the Treasury, and if the debtor under another contract guaranteed by the guarantor remains, Without the consent of the Bank, the guarantor shall not exercise this. If the Bank deems it necessary, the Bank will transfer the right or rank to the Bank free of charge.

5.  The Bank shall receive repayment of the security interests shared by the guarantor and the Bank in accordance with the preceding paragraph.

6.  The guarantor shall not offset the debtor’s deposits, fixed deposits, or other receivables against the debtor’s treasury.

Article 7 The guarantor shall comply with the “Guidelines for Management Guarantees” (including revisions after publication) published by the “Guidelines Study Group on Management Guarantees” (secretariat of the Japan Bankers Association and the Japan Chamber of Commerce and Industry) on December 5, 25. Hereinafter referred to as the “Guidelines”. In the event of a request for liquidation in accordance with the Guidelines, the Bank will endeavor to respond to the arrangement in accordance with the guidelines.

Article 8 When the debtor and guarantor receive a request from the Treasury, they shall immediately take the necessary steps to prepare a notarized deed that approves the debt and approves compulsory execution by this agreement. The costs incurred for this are jointly borne by the debtor and the guarantor.

Article 9

1.  The Debtor and the Guarantor agree that the laws of Japan shall be governing the transactions under this Agreement.

2.  The Debtor and the Guarantor agree that the court having jurisdiction over the location of the Gui Bank Head Office shall be the competent court when litigation arises in relation to this Agreement.

Article 10 In the event that part or all of the loans under this Agreement Contract are repaid before the due date, or when the repayment method is changed, the following provisions shall apply:

(1)  The debtor shall pay the fee prescribed by the Bank.

(2)  The day on which the debtor can repay this debt ahead of the due date shall be the monthly repayment date specified in the Loan Guidelines (the next business day if it is a holiday), and in this case, the debtor shall notify the Bank at least 10 days before the early repayment date.

(3)  In the case of partial early repayment, the amount that can be repaid early shall be the total amount of the monthly repayment principal following the early repayment date.

Article 11 If the Bank of Korea has taken due care to check the seal used in the various notifications and other documents related to this transaction with the seal of this Agreement or the notification seal of the designated account, and has recognized that there is no difference, the Bank shall not be liable for any damages caused by forgery, alteration, or other accidents in such documents.

Article 12 When the Bank makes a request for performance against one of the guarantors, it shall also take effect on the debtor and other guarantors.

(Special Contract on Joint and Several Debts)

In the case of joint and several debts, in addition to the above provisions, the following shall apply:

1. When the Bank makes a request for performance against each debtor or guarantor, it shall also take effect on the other debtors and guarantors.

2. It is sufficient for the Bank to give notice to the debtor from the Bank to one of the debtors, and it is not necessary to give it to everyone.

3. Each debtor shall not offset any deposits, fixed deposits or other receivables of other debtors against the Treasury.

4. Each debtor shall not claim exemption even if the Bank changes or cancels the collateral provided by other debtors for its own convenience.

5. If any of the debtors performs this obligation, the rights acquired from the Bank by subrogation shall not be exercised without the consent of the Bank during the continuation of transactions between the other debtors and the Bank.

6. Each debtor agrees that the repayment by the method specified in Article 1 will also be repayment to a debtor other than the account holder.

About the “Guidelines for Management Guarantees”

The “Guidelines for Management Guarantees” (hereinafter referred to as the “Guidelines”) are the “Guidelines for Management Guarantees” (secretariat organized by the Japan Bankers Association and the Japan Chamber of Commerce and Industry) as a rule for fair and prompt consolidation of guarantee debts in the management guarantee (individual guarantees by small and medium-sized enterprise managers, etc.), and for the purpose of fairly and promptly consolidating guarantee debts in the main debt consolidation phase. It was formulated by .

The Bank will handle management guarantees in compliance with the guidelines.

1. Management guarantees play a role in contributing to the facilitation of financing for small and medium-sized enterprises from the perspective of supplementing the creditworthiness of companies and the need to preserve receivables due to lack of information. On the other hand, the guidelines stipulate that if the following points are expected to be met by the principal debtor in the future, financial institutions should consider the possibility of not seeking a management guarantee or the possibility of using a loan method that replaces the function of the management guarantee while comprehensively judging the business situation, use of funds, recoverability, etc. of the principal debtor, taking into account the intention of the principal debtor.

(1)  The business assets of the corporation and the assets and accounting of individual managers are clearly separated.

(2)  The exchange of funds between the corporation and the management (executive compensation, dividends, loans to owners, etc.) does not exceed the socially appropriate range.

(3)  It can be judged that it is possible to repay the loan based on the assets and profitability of the corporation alone.

(4)  Financial information, etc. are provided by the corporation in a timely and appropriate manner.

(5)  There is sufficient physical collateral provided by management, etc.

Therefore, we consider the necessity of management guarantees by comprehensively considering the matters stipulated in the guidelines for each customer.

2. As a general rule, when requesting performance of a guarantee obligation, we will consider the scope of the claim after taking into account the guarantor’s asset status at the time of performance of the guarantee, rather than uniformly requesting the full amount of the guarantee. In addition, if a guarantor requests a consolidation in accordance with the arrangement of guarantee obligations based on the guidelines, the financial institution is required to respond to the arrangement in good faith based on the guidelines, and the guarantee contract of the Bank stipulates that to that effect.

3. If the need for a management guarantee is eliminated, there is a possibility that the warranty contract may be changed or canceled, and the necessity of the management guarantee will be determined again through consultation, etc.

End